UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

COASTALSOUTH BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Georgia	001-42730	57-1184730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway Suite 1900
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 396-4605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	COSO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 1, 2026, CoastalSouth Bancshares, Inc. (the “Company”) issued a press release. A copy of the press released is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

Item 8.01 Other Events.

The Company announced today that its Board of Directors has authorized a stock repurchase plan (the “2026 Repurchase Plan”), pursuant to which the Company may purchase, from time to time, up to an aggregate amount of $15.0 million of its shares of common stock. The 2026 Repurchase Plan will become effective on May 1, 2026, and will expire on April 30, 2027, unless extended by the Board.

Repurchases under the 2026 Repurchase Plan may be made from time to time in the open market, by accelerated share repurchase programs, in privately negotiated transactions, or otherwise in compliance with Rule 10b-18 of the Securities Exchange Act of 1934 (the “Exchange Act”), in each case subject to applicable regulatory requirements and other factors that may be considered by the Company in its sole discretion. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 of the Exchange Act, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions. The 2026 Repurchase Program does not obligate the Company to repurchase any particular amount of common stock and may be extended, modified, amended, suspended, or discontinued by the Board at any time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	CoastalSouth Bancshares, Inc. Press Release Dated May 1, 2026*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CoastalSouth Bancshares, Inc.

Date:	May 1, 2026	By:	/s/ Stephen R. Stone
Stephen R. Stone President and Chief Executive Officer